UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2021

Cubic Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-08931	95-1678055
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9333 Balboa Avenue	92123
San Diego, California	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 277-6780

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	CUB	New York Stock Exchange
Preferred Stock Purchase Rights	–	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

A special meeting of shareholders of Cubic Corporation, a Delaware corporation (the “Company”), was held as a virtual meeting on April 27, 2021 at 1:00 p.m. Eastern Time (the “Special Meeting”). A total of 23,811,824 shares of common stock, no par value per share, of the Company (the “Common Stock”), out of a total of 31,752,933 shares of Common Stock issued and outstanding and entitled to vote as of the close of business on March 18, 2021, the record date for the determination of shareholders entitled to vote at the Special Meeting, were present or represented by proxy at the Special Meeting and, therefore, a quorum was present. A summary of the voting results for the following proposals, each of which is described in more detail in the Company’s definitive proxy statement, dated March 26, 2021 and first mailed to the Company’s shareholders on or about the date thereof, as amended and supplemented by the proxy supplement, dated April 5, 2021 and first mailed to the Company’s shareholders on or about the date thereof, is set forth below:

Adoption of the Merger Agreement

As previously disclosed, on February 7, 2021, the Company entered into an Agreement and Plan of Merger with Atlas CC Acquisition Corp., a Delaware corporation (“Parent”), and Atlas Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Sub”) (as amended by Amendment No. 1, dated as of March 30, 2021, the “Merger Agreement”). The Merger Agreement provides for, among other things, the merger of Sub with and into the Company, on the terms and subject to the conditions set forth in the Merger Agreement (the “Merger”), with the Company continuing as the surviving corporation in the Merger. As a result of the Merger, the Company would become a wholly owned subsidiary of Parent.

At the Special Meeting, the Company’s shareholders voted upon and approved a proposal to adopt the Merger Agreement. Approximately 70.3% of the outstanding shares of Common Stock voted in favor of the proposal. The votes on this proposal were as follows:

For	Against	Abstain
22,329,187	1,379,396	103,241

Advisory Vote on Named Executive Officer Merger-Related Compensation

At the Special Meeting, the Company’s shareholders voted upon and approved a proposal to approve, by a non-binding advisory vote, the compensation that may be paid or become payable to the Company’s named executive officers and that is based on, or otherwise relates to, the Merger. Approximately 66.6% of the shares of Common Stock present or represented by proxy at the Special Meeting were voted in favor of the proposal. The votes on this proposal were as follows:

For	Against	Abstain
21,145,986	2,532,717	133,121

Adjournment of the Special Meeting

Because shareholders holding at least a majority of the shares of Common Stock outstanding and entitled to vote approved the proposal to adopt the Merger Agreement, the vote was not called on the proposal to adjourn the Special Meeting from time to time to a later date or time if necessary or appropriate, including to solicit additional proxies in favor of the proposal to adopt the Merger Agreement if there are insufficient votes at the time of the Special Meeting to adopt the Merger Agreement.

Item 8.01.	Other Events.

On April 27, 2021, the Company issued a press release announcing the results of the shareholder vote at the Special Meeting. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical or current facts, including statements about beliefs and expectations and statements relating to the proposed transaction among the Company, Parent and Sub, are forward-looking statements. These forward-looking statements are often, but not always, made through the use of words or phrases such as “may,” “will,” “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “believe,” “intend,” “predict,” “potential,” “opportunity” and similar words or phrases or the negatives of these words or phrases. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated, including, but not limited to: the satisfaction of the conditions precedent to the consummation of the proposed transaction, including, the receipt of regulatory approvals; unanticipated difficulties or expenditures relating to the proposed transaction; legal proceedings, judgments or settlements, including those that may be instituted against the Company, the Company’s board of directors, executive officers and others following the announcement of the proposed transaction; disruptions of current plans and operations caused by the announcement and pendency of the proposed transaction; potential difficulties in employee retention due to the announcement and pendency of the proposed transaction; the response of customers, suppliers, business partners and regulators to the announcement of the proposed transaction; and other risks and uncertainties and the factors identified under “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended September 30, 2020, and updated in subsequent reports filed by the Company with the Securities and Exchange Commission. These reports are available at www.cubic.com or www.sec.gov. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update them in light of new information or future events.

Item 9.01.	Financial Statements and Exhibits.

(d)   Exhibits.

99.1	Press Release, dated April 27, 2021.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUBIC CORPORATION

Date: April 28, 2021	By:	/s/ Hilary L. Hageman
	Name:	Hilary L. Hageman
	Title:	Senior Vice President, General Counsel & Corporate Secretary

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